Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No.41 to Registration Statement No. 2-69062 on Form N-1A of our report dated February 28, 2011, relating to the financial statements and financial highlights of BlackRock Series Fund, Inc., including BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio, and also relating to consolidated financial statements and consolidated financial highlights of BlackRock Global Allocation Portfolio, an additional Portfolio of BlackRock Series Fund, Inc., appearing in the Annual Report on Form N-CSR of BlackRock Series Fund, Inc. for the year ended December 31, 2010, and to the references to us under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Counsel and Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 18, 2011